Supplement to the Currently Effective Statement of Additional Information

DWS RREEF Global Real Estate Securities Fund

All references in the Fund's statement of additional information (the "SAI") to "Deutsche Asset Management International GmbH" as a sub-subadvisor to the Fund and all references to a "sub-sub-subadvisor" to the Fund are deleted and the three paragraphs in the subsection entitled "Sub-subadvisors" under the section of the SAI entitled "Management of the Fund--Investment Advisor" are replaced in their entirety by the following:

Pursuant to investment sub-advisory agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the fund. The sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the fund's investments in specific foreign markets. RREEF allocates, and re-allocates as it deems appropriate, the fund's assets among the sub-subadvisors.

RREEF Global Advisers Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, manages stock selection decisions for the European portion of the fund's portfolio. Deutsche Asset Management (Hong Kong) Limited, 55/F Cheung Kong Centre, 2 Queen's Road Central, Hong Kong, China, and Deutsche Investments Australia Limited, Level 21, 83 Clarence Street, Sydney, Australia, NSW, 2000, manage the stock selection decisions for the Asian and Australian portions of the fund's portfolio, respectively.



All references in the Fund's SAI to a "sub-sub-subadvisor" to the Fund are deleted and any sentences with the phrase "or sub-sub-subadvisor" or "and sub-sub-subadvisor" are to be read as if such phrase was deleted.





               Please Retain This Supplement for Future Reference







October 31, 2007



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                                                                         SCUDDER
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